UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 1, 2021

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events

This Current Report on Form 8-K of Bonanza Creek Energy, Inc. (the “Company”) is filed to facilitate the incorporation by reference of the information filed in this report into the Company’s two Registration Statements on Form S-4 (Registration Statement File Nos. 333-251401 and 333-251402), and also into the respective joint proxy statement/prospectus and prospectus, that the Company filed under the Securities Act of 1933 in connection with the Agreement and Plan of Merger dated November 9, 2020, among the Company, Boron Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and HighPoint Resources Corporation (“HPR”).

HPR’s Annual Report on Form 10-K for the year ended December 31, 2020, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

No Offer or Solicitation

This communication relates to the proposed business combination transaction (the “Merger”) between the Company and HPR, which includes the commencement by the Company and HPR of (i) exchange offers (the “Exchange Offers”) to effect the exchange of unsecured senior notes of HPR (the “HighPoint Notes”) for shares of the Company’s common stock, par value $0.01 per share (the “BCEI common stock”), or unsecured senior notes to be issued by the Company in connection with the Exchange Offer, (ii) consent solicitations (the “Consent Solicitations”) to certain proposed amendments to the indentures governing the unsecured notes of the HighPoint Notes and (iii) the simultaneous solicitation of a prepackaged plan of reorganization for HPR and its subsidiaries (the “Prepackaged Plan,” and, together with the Merger, the Exchange Offers and the Consent Solicitations, the “Transaction”). Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Merger, the Exchange Offers and Consent Solicitations or other aspects of the Transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Additional Information

In connection with the Transaction, the Company and HPR have filed materials with the U.S. Securities and Exchange Commission (the “SEC”), including (1) a definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), (2) a consent solicitation and prospectus with respect to the Exchange Offers and Consent Solicitations (the “Exchange Prospectus”), of which the Prepackaged Plan is a part, (3) a Registration Statement on Form S-4, Registration No. 333-251401, with respect to the Merger (the “Merger Registration Statement”), of which the Joint Proxy Statement/Prospectus is a part, and (4) a Registration Statement on Form S-4, Registration No. 333-251402, with respect to the Exchange Offers and Consent Solicitations (together with the Merger Registration Statement, the “Registration Statements”), of which the Exchange Prospectus is a part. The Registration Statements were declared effective by the SEC on February 9, 2021. On February 10, 2021, the Company filed the Joint Proxy Statement/Prospectus and the Exchange Prospectus and began mailing the Joint Proxy Statement/Prospectus to the Company’s stockholders and sending the definitive form of the Exchange Prospectus to the holders of the HighPoint Notes. This document is not a substitute for the Joint Proxy Statement/Prospectus, Exchange Prospectus or Registration Statements or for any other document that the Company or HPR has filed or may file with the SEC and send to the Company’s shareholders or HPR’s shareholders or debt holders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND HPR ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT/PROSPECTUS, REGISTRATION STATEMENTS AND EXCHANGE PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND HPR WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HPR, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statements, Joint Proxy Statement/Prospectus and Exchange Prospectus, as each may be amended from time to time, and other relevant documents filed by the Company and HPR with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company will be available free of charge from the Company’s website at www.bonanzacrk.com under the “For Investors” tab or by contacting the Company’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by HPR will be available free of charge from HPR’s website at www.hpres.com under the “Investors” tab or by contacting HPR’s Investor Relations Department at (303) 312-8514 or lbusnardo@hpres.com.

Participants in the Solicitation

The Company, HPR and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders and HPR’s shareholders in connection with the Transaction. Information regarding the executive officers and directors of the Company is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on April 24, 2020. Information regarding the executive officers and directors of HPR is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on March 18, 2020. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, are set forth in the Registration Statements, Joint Proxy Statement/Prospectus and other materials when they are filed with the SEC in connection with the Transaction. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of the Company may not approve the issuance of new shares of BCEI common stock in the Transaction or that shareholders of HPR may not approve the Merger Agreement; the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of the Company and HPR; the effects of the business combination of the Company and HPR, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transaction; the effects of commodity prices; the risks of oil and gas activities; the risk that the requisite amount of HPR debt does not participate in the Exchange Offers and that HPR may need to reorganize in bankruptcy as a result; the risks and unpredictability inherent in the bankruptcy process; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially can be found in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC and available from the Company’s website at www.bonanzacrk.com under the “For Investors” tab, (ii) in other documents the Company files with the SEC and (iii) HPR’s Annual Report on Form 10-K for the year ended December 31, 2020, attached hereto as Exhibit 99.1.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc., Independent Petroleum Engineers.

99.1	Annual Report on Form 10-K of HighPoint Resources Corporation for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONANZA CREEK ENERGY, INC.

Dated: March 1, 2021	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Executive Vice President, General Counsel and Secretary

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